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                           PACIFIC ADVISORS FUND INC.

                   SUPPLEMENT DATED DECEMBER 16, 1996 TO THE
                          PROSPECTUS DATED MAY 1, 1996

This Supplement updates certain information contained in the above-dated Prospectus of Pacific Advisors Fund Inc. (the "Company"). You should retain both the Supplement and Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-282-6693.

The following paragraph is inserted after the last paragraph on the first page of the Prospectus under the caption "About this Prospectus":

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The Expense Table on page 4 of the Prospectus is amended to add the following note:

The $5.00 Exchange Fee currently is being waived by Pacific Global Investor Services, Inc., the Company's Transfer Agent.

The last sentence in the next to the last paragraph on the first column of page 24 of the Prospectus is amended to state:

A $5.00 service fee applies to each exchange, but currently is being waived by Pacific Global Investor Services, Inc., the Company's Transfer Agent.

The following disclosure amends all references to the MMG Money Management Group, Inc. in the Company's Prospectus:

Effective December 31, 1996, MMG Money Management Group, Inc. (which has recently changed its name to Expansion Funds of Arizona, Inc.) will cease to serve as the investment sub-adviser for the Income Fund, a series of the Company. As provided for in its agreement with the Income Fund, Pacific Global Investment Management Company ("Pacific Global"), the investment manager for the Income Fund, will assume full responsibility for making and implementing all investment decisions for the Income Fund on that date. George A. Henning and Thomas H. Hanson will be primarily responsible for the day-to-day portfolio management of the Income Fund. Mr. Henning is the principal stockholder and President and Director of the Manager. Mr. Hanson is an Executive Vice President of the Manager.

At the February, 1997 Meeting of the Board of Directors of the Company, the Manager may recommend that the Board consider the selection of another investment adviser to serve as either a co-manager or sub-adviser to the Income Fund.